Supplement, dated July 31, 2003
to Prospectus, dated May 1, 2003

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                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
                              THRIFT PLAN CONTRACT
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The Prospectus,  dated May 1, 2003, of Mutual of America Separate Account No. 2,
Thrift Plan Contract is supplemented as follows:

      (1) The third sentence of footnote (2) of the "Tables of Annual Expenses" on page 1 is amended and an additional sentence is added as follows:

            For loans where a trustee has been appointed, we charge an origination fee of $100.00 and a maintenance fee of $5.00 for each quarter that the loan is expected to be outstanding. Effective October 2003, all new trusteed loans will be charged an origination fee of $250 for Payroll Deduction and $350 for Home Billing, collected at the time the loan was originated and deducted from the loan.

      (2) The following is added to the end of footnote (4) to the "Tables of Annual Expenses" on page 1:

            Further, effective July 15, 2003 in regard to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required has been waived to prevent the total investment returns net of separate account expenses from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.